UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2020

SPIRIT REALTY CAPITAL, INC.

SPIRIT REALTY, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Spirit Realty Capital, Inc.)	001-36004	20-1676382 (Spirit Realty Capital, Inc.)

Delaware (Spirit Realty, L.P.)	333-216815-01	20-1127940 (Spirit Realty, L.P.)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 North Harwood Street, Suite 300

Dallas, Texas 75201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 476-1900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Spirit Realty Capital, Inc.	Common stock, par value $0.05 per share	SRC	New York Stock Exchange
Spirit Realty Capital, Inc.	6.000% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	SRC-A	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Spirit Realty Capital, Inc.Emerging growth company ☐

Spirit Realty, L.P.Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spirit Realty Capital, Inc.  ☐Spirit Realty, L.P.  ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01 REGULATION FD DISCLOSURE

On July 9, 2020, Spirit Realty Capital, Inc. (the “Company”) issued a press release (i) reporting its contractual rent collected for the months ended April 30, 2020, May 31, 2020 and June 30, 2020 and the quarter ended June 30, 2020 and (ii) announcing the release date for the Company’s second quarter 2020 earnings release and conference call. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The foregoing information does not purport to reflect our results of operations or financial condition for the quarter ended June 30, 2020. The Company will release its operating results for the quarter ended June 30, 2020 before market open on Thursday, August 6, 2020 and host its second quarter earnings conference call and audio webcast on Thursday, August 6, 2020, at 9:30 a.m. Eastern Time.

The information set forth in this Item 2.02 and 7.01 and in the attached Exhibits 99.1 is being “furnished” and shall not be deemed “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release, dated July 9, 2020

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2020

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael Hughes
Chief Financial Officer and Executive Vice President

SPIRIT REALTY, L.P.

By:	Spirit General OP Holdings, LLC, as general partner of Spirit Realty, L.P.

By:	/s/ Michael Hughes
Michael Hughes
Chief Financial Officer and Executive Vice President